Note 7 - Income Taxes	12 Months Ended
Mar. 31, 2018
Disclosure Text Block [Abstract]
Note 7 - Income Taxes

Note 7 – Income Taxes

At March 31, 2018 and 2017 respectively, the Company had net operating loss carryforwards for income tax purposes of approximately $43,764,901 and $22,264,747 available as offsets against future taxable income. The net operating loss carryforwards are expected to expire at various times from 2025 through 2038. Utilization of the Company’s net operating losses may be subject to substantial annual limitation if the Company experiences a 50% change in ownership, as provided by the Internal Revenue Code and similar state provisions.  Such an ownership change would substantially increase the possibility of net operating losses expiring before complete utilization.

The provision for income taxes is different than would result from applying the U.S. statutory rate to profit before taxes for the reasons set forth in the following reconciliation:

	2018	2017
Tax benefit computed at U.S. statutory rates	$ (4,824,580)	$ (3,377,374)
Increases (decreases) in taxes resulting from:
Non-deductible items	170,052	(25,000)
Stock based compensation	(5,620)	-
Change in valuation allowance	4,659,788	3,421,580
State taxes	-	(19,206)
Total	$ -	$ -

The tax effects of the primary temporary differences giving rise to the Company’s deferred tax assets and liabilities are as follows for the year ended March 31, 2018 and 2017:

	2018	2017
Deferred tax assets:
Net operating loss carryforward	$ 9,190,629	$ 7,570,014
Depreciation and Amortization expense	(286,240)	(391,362)
Stock based compensation	752,617	792,991
Total deferred tax assets	9,657,006	7,971,643
Less valuation allowance	(9,657,006)	(7,971,643)
Net deferred tax asset	$ -	$ -

Because of the Company’s lack of earnings history, the deferred tax assets have been fully offset by a valuation allowance. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during those periods that the temporary differences become deductible. The Company believes that the tax positions taken in its tax returns would be sustained upon examination by taxing authorities. The Company files income tax returns in the U.S. federal jurisdiction and other required state jurisdictions. The Company's periodic tax returns filed in 2015 and, thereafter, are subject to examination by taxing authorities under the normal statutes of limitations in the applicable jurisdictions. During the year ended March 31, 2018 and 2017, the decrease in the deferred tax asset valuation allowance amounted to approximately $1.7 million and $2.8 million, respectively.